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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 17, 2001


                          Genetronics Biomedical, Ltd.
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               (Exact name of registrant as specified in charter)


     British Columbia, Canada            0-29608               33-0024450
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   (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)              File Number)         Identification No.)


  11199 Sorrento Valley Road, San Diego California             92121-1334
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      (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (858) 597-6006


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.


On January 17, 2001, Genetronics Biomedical, Ltd. completed an offering of 6,267,500 common shares at a price of Canadian $1.35 per share. The shares were primarily purchased by existing shareholders of the Company. Exhibit 99 is a press release issued to announce the completion of this financing.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


  Exhibit
    No.                            Description
  -------                          -----------
    99                Press release issued January 17, 2001




                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           GENETRONICS BIOMEDICAL, LTD.



Date: January 17, 2001                     By:        /s/ Mervyn J. McCulloch
                                                      --------------------------
                                                      Chief Financial Officer

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                                  EXHIBIT INDEX



  Exhibit
    No.                            Description
  -------                          -----------
    99                Press release issued January 17, 2001